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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report in this 10-K, into the Company's previously filed Registration Statements on Form S-8, File No. 33-30985.


                                          ARTHUR ANDERSEN LLP

Las Vegas, Nevada
November 10, 1995

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